Exhibit 99.1

Balance Reductions

The accounts in the trust portfolio may have balance reductions granted for a number of reasons, including merchandise refunds, returns, and fraudulent charges. For the ten months ended October 31, 2023, the average monthly balance reduction rate for the accounts in the trust portfolio attributable to such returns and fraud was 1.90%.

The following information regarding the trust portfolio is as of October 31, 2023:

•          total transferred receivables: $7,742,058,574;

•          principal receivables: $7,510,442,957;

•          finance charge receivables: $231,615,616; and

•          total number of accounts designated to the trust portfolio: 6,304,213.

As of October 31, 2023:

•          the accounts designated for the trust portfolio had an average total receivable balance of approximately $1,228 and an average credit limit of approximately $6,465;

•          for accounts designated for the trust portfolio, the percentage of the aggregate total receivable balance to the aggregate total credit limit was 19.0%; and

•          the average age of the accounts designated for the trust portfolio was approximately 92 months.

The following tables summarize the trust portfolio by various criteria as of October 31, 2023 for each of the program partners included in the trust portfolio.

Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding.

For purposes of the tables in this section:

•          Total Receivables Outstanding is the sum of principal receivables and finance charge receivables (which includes fee receivables) included in the trust portfolio in the period indicated.

•          Number of Accounts is the number of accounts included in the trust portfolio as of the date or in the period indicated.

Composition by Program Partner of the Trust Portfolio

Program Partner	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Sam's Club Dual Card	$2,166,290,711	28.0%	1,290,613	20.5%
TJX Dual Card	1,575,005,399	20.3%	1,848,125	29.3%
Lowe's Private Label Credit Card	1,144,409,537	14.8%	1,034,852	16.4%
Amazon Private Label Credit Card	920,178,588	11.9%	939,147	14.9%
PayPal Dual Card	789,503,198	10.2%	424,719	6.7%
Synchrony MasterCard	465,228,619	6.0%	217,900	3.5%
American Eagle Dual Card	339,435,124	4.4%	294,445	4.7%
JCPenney Dual Card	208,495,338	2.7%	145,872	2.3%
Dick's Sporting Goods Dual Card	133,512,060	1.7%	108,540	1.7%
Total	$7,742,058,574	100.0%	6,304,213	100.0%

Composition by Account Balance Range of the Trust Portfolio

Account Balance Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Credit Balance	$(13,308,182)	-0.2%	110,583	1.8%
No Balance	-	0.0%	1,564,748	24.8%
$0.01-$500.00	363,124,070	4.7%	1,894,210	30.0%
$500.01-$1,000.00	516,247,604	6.7%	709,656	11.3%
$1,000.01-$2,000.00	1,111,428,168	14.4%	765,015	12.1%
$2,000.01-$3,000.00	1,048,834,185	13.5%	426,600	6.8%
$3,000.01-$4,000.00	904,418,650	11.7%	260,781	4.1%
$4,000.01-$5,000.00	774,996,305	10.0%	173,215	2.7%
$5,000.01-$6,000.00	669,589,599	8.6%	122,295	1.9%
$6,000.01-$7,000.00	541,656,349	7.0%	83,664	1.3%
$7,000.01-$8,000.00	475,678,237	6.1%	63,551	1.0%
$8,000.01-$9,000.00	359,753,568	4.6%	42,487	0.7%
$9,000.01-$10,000.00	330,814,596	4.3%	34,820	0.6%
$10,000.01-$15,000.00	543,252,743	7.0%	46,315	0.7%
$15,000.01-$20,000.00	81,751,078	1.1%	4,893	0.1%
$20,000.01 or more	33,821,606	0.4%	1,380	0.0%
Total	$7,742,058,574	100.0%	6,304,213	100.0%

Composition by Credit Limit Range of the Trust Portfolio

Credit Limit Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
$0.01-$500.00	$29,537,376	0.4%	204,437	3.2%
$500.01-$1,000.00	106,651,030	1.4%	241,341	3.8%
$1,000.01-$2,000.00	427,091,947	5.5%	651,855	10.3%
$2,000.01-$3,000.00	555,394,461	7.2%	750,570	11.9%
$3,000.01-$4,000.00	574,418,924	7.4%	648,130	10.3%
$4,000.01-$5,000.00	569,466,371	7.4%	506,258	8.0%
$5,000.01-$6,000.00	578,269,713	7.5%	431,532	6.8%
$6,000.01-$7,000.00	535,213,781	6.9%	367,334	5.8%
$7,000.01-$8,000.00	639,011,849	8.3%	410,468	6.5%
$8,000.01-$9,000.00	428,509,942	5.5%	307,304	4.9%
$9,000.01-$10,000.00	1,029,853,420	13.3%	624,142	9.9%
$10,000.01-$20,000.00	2,090,637,463	27.0%	1,109,471	17.6%
$20,000.01 or more	178,002,297	2.3%	51,371	0.8%
Total	$7,742,058,574	100.0%	6,304,213	100.0%

Composition by Account Age Range of the Trust Portfolio

Account Age Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Up to 6 Months	$-	0.0%	-	0.0%
6 Months to 12 Months	-	0.0%	-	0.0%
Over 12 Months to 24 Months	117,713,407	1.5%	141,749	2.2%
Over 24 Months to 36 Months	341,074,073	4.4%	412,001	6.5%
Over 36 Months to 48 Months	482,335,923	6.2%	542,887	8.6%
Over 48 Months to 60 Months	846,222,469	10.9%	747,623	11.9%
Over 60 Months to 72 Months	729,620,035	9.4%	596,945	9.5%
Over 72 Months to 84 Months	931,756,974	12.0%	797,168	12.6%
Over 84 Months to 96 Months	1,214,871,487	15.7%	788,152	12.5%
Over 96 Months to 108 Months	859,880,378	11.1%	621,214	9.9%
Over 108 Months to 120 Months	765,327,502	9.9%	554,368	8.8%
Over 120 Months	1,453,256,324	18.8%	1,102,106	17.5%
Total	$7,742,058,574	100.0%	6,304,213	100.0%

Except for the applicable states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total receivables balances, as applicable, as of October 31, 2023 for each of the program partners included in the trust portfolio. Since the largest number of cardholders (based on billing addresses) whose accounts are designated for the trust portfolio were in the five states listed below, adverse economic conditions affecting cardholders residing in those areas could affect timely payment by the related cardholders of amounts due on the accounts and, accordingly, the rate of delinquencies and losses for the trust portfolio.

Composition by Billing Address of the Trust Portfolio

Billing Address	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Texas	$683,334,432	8.8%	488,973	7.8%
California	662,924,323	8.6%	569,318	9.0%
Florida	595,343,910	7.7%	509,646	8.1%
New York	464,832,845	6.0%	412,206	6.5%
Pennsylvania	408,039,159	5.3%	347,066	5.5%
Other	4,927,583,905	63.6%	3,977,004	63.1%
Total	$7,742,058,574	100.0%	6,304,213	100.0%

Composition by Delinquency Status of the Trust Portfolio

Delinquency Status	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Current, Credit and Zero Balance	$7,329,746,990	94.7%	6,144,011	97.5%
1 – 29 Days	175,225,106	2.3%	82,737	1.3%
30 – 59 Days	67,484,258	0.9%	24,290	0.4%
60 – 89 Days	52,904,871	0.7%	17,441	0.3%
90 – 119 Days	44,153,916	0.6%	14,039	0.2%
120 – 149 Days	39,405,255	0.5%	11,981	0.2%
150 or More Days	33,138,178	0.4%	9,714	0.2%
Total	$7,742,058,574	100.0%	6,304,213	100.0%

Composition by VantageScore Credit Score

In determining whether to grant credit to a potential account holder, the bank scores each application based on the applicant’s credit bureau report using industry (such as a VantageScore credit score or other credit scores) and proprietary credit and fraud models and bankruptcy scorecards. VantageScore credit scores or equivalent are obtained at origination of the account and are refreshed, at a minimum quarterly, to assist in predicting customer behavior. The bank may use alternative data sources to assess applicants for whom a credit score is not available.

A VantageScore credit score is a measurement derived from a proprietary credit scoring method owned by VantageScore Solutions, LLC to determine the likelihood that credit users will pay their credit obligations in accordance with the terms of their accounts. Although VantageScore Solutions, LLC discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience) and level of utilization of available credit. VantageScore credit scores range from 300 to 850, and a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. VantageScore credit scores for any one individual may be determined by up to three independent credit bureaus and may vary by credit bureau.

VantageScore credit scores are based on independent, third-party information, the accuracy of which we cannot verify. VantageScore credit scores were not developed specifically for use in connection with credit card accounts, but for consumer credit products in general.

VantageScore credit scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by VantageScore Solutions, LLC. Because the composition of the accounts designated for the trust may change over time, this table is not necessarily indicative of credit scores at origination of the accounts or the composition of the accounts in the trust at any specific time thereafter.

The following table reflects receivables based on cardholders’ statement balances for October 2023, and the composition of accounts by VantageScore credit score as most recently refreshed:

Composition by VantageScore Credit Score Range of the Trust Portfolio

VantageScore Credit Score Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to 599	$452,565,201	5.8%
600-659	1,375,594,448	17.8%
660-719	2,191,536,679	28.3%
720 and above	3,710,712,086	47.9%
No score	11,650,158	0.2%
Total	$7,742,058,574	100.0%

Trust Portfolio - Cardholder Monthly Payment Rates

	As of October 31,	Calendar Year
	2023	2022	2021	2020	2019	2018
Lowest Month	22.30%	22.73%	20.56%	18.65%	18.98%	18.17%
Highest Month	25.23%	26.07%	27.01%	23.52%	24.98%	22.76%
Monthly Average	23.82%	24.91%	24.92%	21.10%	21.16%	20.53%

Trust Portfolio - Payment Status

	Percentage of Accounts
	As of October 31, 2023	Twelve Billing Cycles Ended in December, 2022	Twelve Billing Cycles Ended in December, 2021	Twelve Billing Cycles Ended in December, 2020	Twelve Billing Cycles Ended in December, 2019	Twelve Billing Cycles Ended in December, 2018
Less than Minimum Payment	6.77%	6.48%	6.19%	6.77%	7.49%	7.01%
Minimum Payment	15.67%	14.24%	12.75%	13.44%	14.26%	14.08%
Greater than Minimum Payment, Less than Full Payment	35.95%	37.00%	36.69%	38.72%	38.28%	39.99%
Full Payment or Greater than Full Payment	41.61%	42.28%	44.38%	41.06%	39.97%	38.91%

We cannot assure you that the cardholder monthly payment rates or the payment experience for the selected portfolio or trust portfolio in the future will be similar to the historical experience set forth in the tables above. In addition, the amount of collections of receivables may vary from month to month due to seasonal variations, general economic conditions, payment habits of individual cardholders and changes in minimum payment formulas.